Fixed Income ETFs

PROSPECTUS

December 12, 2013

WisdomTree Trust

WisdomTree Fixed Income ETFs*

WisdomTree Japan Interest Rate Strategy Fund (JGBB)

* Principal U.S. Listing Exchange: NASDAQ

THE U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC”) AND THE COMMODITY FUTURES TRADING COMMISSION HAVE NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

WisdomTree Trust

INVESTMENT PRODUCTS: ■ ARE NOT FDIC INSURED ■ MAY LOSE VALUE ■ ARE NOT BANK GUARANTEED

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WisdomTree Japan Interest Rate Strategy Fund

Fund Summary

Investment Objective

The WisdomTree Japan Interest Rate Strategy Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Japan Interest Rate Strategy Index (the “Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and/or Service (12b-1) Fees	None
Other Expenses*	0.00%
Total Annual Fund Operating Expenses	0.50%
*	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$51	$160

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies of the Fund

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Index. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole. Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of such component securities.

The Index is designed to provide long exposure to monthly U.S. Treasury Bill (“T-Bill”) returns plus short exposure to the monthly performance of Japanese government bonds (“JGBs”) while at the same time offsetting a portion of the exposure to fluctuations of the Japanese yen relative to the U.S. dollar (the amount of currency exposure to be offset is determined periodically with reference to its contribution to the overall volatility of the Index). The Index consists of long positions and short positions. The long positions in the Index include market capitalization weighted T-Bills that have a remaining maturity of greater than 1 month and less than 3 months. The long positions are designed to capture the returns of T-Bills. The short positions in the Index include market capitalization weighted JGBs and are designed to provide exposure to changes in Japanese interest rates. JGBs as defined in the Index include debt securities issued by the Japanese government as well as debt securities issued by Japanese agencies and local authorities. Inflation linked debt securities and debt securities guaranteed by the Japanese government, but issued by other entities, are excluded from the Index. JGBs within the Index must have a remaining maturity that is greater than 5 years and less than 10 years, a fixed coupon schedule and a minimum amount

2	WisdomTree Trust Prospectus

outstanding of JPY 20 billion. The short positions are anticipated to have higher returns as Japanese interest rates increase and lower returns as Japanese interest rates decrease. The Index is rebalanced on a monthly basis to where the dollar amount of the long exposure is approximately equivalent to the dollar amount of the short exposure. As of the date of this prospectus, over 90% of the JGBs in the Index are rated investment grade and the remainder are unrated.

The Index partially offsets against fluctuations in the relative value of the Japanese yen against the U.S. dollar. The Index is designed to have higher returns than an equivalent investment without a currency adjustment when the yen is weakening relative to the U.S. dollar. Conversely, the Index is designed to have lower returns than an equivalent investment without a currency adjustment when the yen is rising relative to the U.S. dollar. The Index applies an applicable one-month currency forward rate to a portion of the total market value of the portfolio in order to adjust for changes in the value of the Japanese yen against the U.S. dollar. In seeking to track the Index in this regard, the Fund intends to enter into forward currency contracts. A forward currency contract is a contract between two parties to buy or sell a specific currency in the future at an agreed upon exchange rate.

The Fund seeks to gain short exposure to JGBs, in whole or in part, through investments in a subsidiary organized in the Cayman Islands (the “WisdomTree Subsidiary”). The WisdomTree Subsidiary is wholly-owned and controlled by the Fund. It is anticipated that short exposure to JGBs in the WisdomTree Subsidiary will be achieved through the use of futures, although the WisdomTree Subsidiary may short JGBs. The Fund’s investment in the WisdomTree Subsidiary may not exceed 25% of the Fund’s total assets at each quarter end of the Fund’s fiscal year. The Fund’s investment in the WisdomTree Subsidiary is intended to provide the Fund with short exposure to JGBs while enabling the Fund to satisfy asset diversification requirements that apply to regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”). Except as noted, references to the investment strategies and risks of the Fund include the investment strategies and risks of the WisdomTree Subsidiary.

The Fund also may invest its assets in cash and cash equivalents as well as in shares of other investment companies, forward contracts, futures contracts, options on futures contracts, options, and swaps.

To the extent the Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as its Index.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Fund” and “Additional Non-Principal Risk Information.”

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Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

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Market Risk. The trading prices of fixed income securities and other instruments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

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Shares of the Fund May Trade at Prices Other Than NAV. As with all exchange-traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV, and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines.

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Cash Redemption Risk. The Fund’s investment strategy will require it to redeem shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

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Counterparty and Issuer Credit Risk. The financial condition of an issuer of a debt security or other instrument or a counterparty to a derivative or other contract may cause such issuer or counterparty to default, become unable to pay interest or principal due or otherwise fail to honor its obligations. The value of an investment in the Fund may change quickly and without warning in response to issuer or counterparty defaults and changes in the credit ratings of the Fund’s portfolio investments.

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Currency Exchange Rate Risk. The Fund uses various strategies to attempt to partially offset the impact of changes in the value of the Japanese yen against the U.S. dollar and these strategies may not be successful. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the Fund may also go up or down quickly and unpredictably and investors may lose money.

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Derivatives Risk. The Fund will invest in derivatives, including as a substitute to gain exposure to JGBs. Derivatives are financial instruments that derive their performance from an underlying reference asset, such as a commodity, index, interest rate or inflation rate. The return on a derivative instrument may not correlate with the return of its underlying reference asset. Derivatives are subject to a number of risks described elsewhere in the Fund’s Prospectus, such as market risk and issuer-specific risk. Derivatives can be volatile and may be less liquid than other securities. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money. In addition to the other risks associated with the use of derivatives described elsewhere in this Prospectus, there are risks associated with the Fund’s use of forward currency contracts and futures contracts. With respect to forward currency contracts, these risks include but are not limited to the risk that the counterparty will default on its obligations. With respect to futures contracts and short exposure through futures contracts, these risks include but are not limited to: (1) the success of the adviser’s and sub-adviser’s ability to predict movements in the prices of individual currencies or securities, fluctuations in markets and movements in interest rates; (2) an imperfect or no correlation between the changes in market value of the currencies or securities and the prices of futures contracts; and (3) no guarantee that an active market will exist for the contracts at any particular time. In addition, while the Fund may short securities such as JGBs, the Fund’s anticipated short exposure through derivative instruments may lead to less correlation with the Index.

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Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

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Geographic Concentration in Japan. Because the Fund invests a portion of its assets in short positions in, or providing exposure to, Japanese fixed-income securities, the Fund’s performance is expected to be closely tied to social, political, and economic conditions within Japan and to be more volatile than the performance of more geographically diversified funds. The Japanese economy has only recently emerged from a prolonged economic downturn. Since the year 2000, Japan’s economic growth rate has remained relatively low. The economy is characterized by government intervention and protectionism, an unstable financial services sector, and relatively high unemployment. Economic growth is heavily dependent on international trade, government support of the financial services sector and other troubled sectors, and consistent government policy. The United States is Japan’s largest single trading partner, but close to half of Japan’s trade is conducted with developing nations, almost all of which are in Southeast Asia. Slowdowns in the U.S. and China could have a negative impact on Japan. Exposure to China, in terms of both imports and exports, has been increasing in recent years. These and other factors could have a negative impact on the Fund’s performance and increase the volatility of an investment in the Fund.

■	Interest Rate Risk. Interest rate risk with respect to the Fund is the risk that short exposure to fixed income securities will decline in value because of decreases in interest rates in Japan.

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Investment Style Risk. The Fund invests in the securities included in, or representative of, its Index regardless of their investment merit. The Fund does not attempt to outperform its Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to its Index.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the financial condition of an issuer, can have a negative impact on the value of the Fund.

■	Non-Correlation Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons.

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Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund will be considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

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Short Sales Risk. The Fund will engage in “short sale” transactions. A short sale involves the sale by the Fund of an instrument or security that it does not own with the hope of purchasing the same security at a later date at a lower price. Short sales are designed to profit from a decline in the price of a security or instrument. The Fund will lose value if the

4	WisdomTree Trust Prospectus

security or instrument that is the subject of a short sale increases in value. This is the opposite of traditional “long” investments where the value of the Fund increases as the value of a portfolio security or instrument increases. The Fund may enter into short positions in JGBs as well as short derivative positions through futures contracts on JGBs. If the price of the security or derivative that is the subject of a short sale increases, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to a third party in connection with the short sale. The risk of loss on a shorted position is potentially unlimited unlike the risk of loss on a long position, which is limited to the amount paid for the investment plus transaction costs. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund. Further, in times of unusual or adverse economic, market or political conditions, neither the Index nor the Fund may be able to fully or partially implement its short selling strategy.

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Sovereign Debt Risk. Bonds issued by governments, sometimes referred to as “sovereign” debt, present risks not associated with investments in other types of bonds. The government or agency issuing the debt may be unable or unwilling to make interest payments and/or repay the principal owed. In such instance, the Fund may have limited recourse against the issuing government or agency.

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Subsidiary Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the WisdomTree Subsidiary are organized, respectively, could result in the inability of the WisdomTree Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

Fund Performance

The Fund is new and therefore does not have a performance history.

Management

Investment Adviser and Sub-Advisers

WisdomTree Asset Management, Inc. serves as investment adviser to the Fund. Western Asset Management Company, Western Asset Management Company Limited, Western Asset Management Company Pte. Ltd. in Singapore and Western Asset Management Company Ltd. (Japan) serve as sub-advisers to the Fund.

Portfolio Managers

Kazuto Doi, Senior Investment Officer, has been a portfolio manager of the Fund since its inception.

Stephen A. Walsh, Co-Chief Investment Officer, has been a portfolio manager of the Fund since its inception.

S. Kenneth Leech, Co-Chief Investment Officer, has been a portfolio manager of the Fund since its inception.

Buying and Selling Fund Shares

The Fund is an ETF. This means that shares of the Fund are listed on a national securities exchange, such as NASDAQ, and trade at market prices. Most investors will buy and sell shares of the Fund through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. Currently, Creation Units generally consist of 100,000 shares, though this may change from time to time. Creation Units are not expected to consist of less than 50,000 shares. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund and/or a designated amount of U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management, Inc. or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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Additional Information About the Fund

Additional Information About the Fund’s Investment Objective. The Fund seeks to track the price and yield performance, before fees and expenses, of the Index developed by WisdomTree Investments, Inc. (“WisdomTree Investments”). The Index consists of securities in the market suggested by its name that meet specific criteria developed by WisdomTree Investments. Since the Fund’s investment objective has been adopted as a non-fundamental investment policy, the Fund’s investment objective may be changed without a vote of shareholders upon 60 days’ written notice to shareholders.

Additional Information About the Fund’s Investment Strategy. The Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the types of securities suggested by its name (i.e., investments connoted by its Index). The Fund anticipates meeting this policy because, under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of its underlying Index and investments that have economic characteristics that are substantially identical to the economic characteristics of such component securities.

WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”) expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its Index, and there can be no guarantee that the Fund will achieve a high degree of correlation.

The quantity of holdings in the Fund using a representative sampling strategy will be based on a number of factors, including asset size of the Fund. In addition, from time to time, securities are added to or removed from the Index and consequently the attributes of the Index may change. The Fund may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, in anticipation of their removal from or addition to the Index or to reflect various other changes to the Index. Further, the Fund may overweight or underweight securities in the Index, purchase or sell securities not in the Index, or utilize various combinations of other available techniques, in seeking to track the Index.

Index. The Index is designed to provide short exposure to certain Japanese fixed income securities while at the same time offsetting a portion of the exposure to fluctuations between the value of the U.S. dollar and the Japanese yen. For U.S. investors, international investments include two components of return. The first is the return attributable to investments in the non-U.S. market or markets in which an investment is made (in the case of the Index, short exposure to certain Japanese fixed income securities). The second is the return attributable to the value of non-U.S. currencies in these markets relative to the U.S. dollar (in the case of the Index, the fluctuation between the value of the U.S. dollar and the Japanese yen).

Other Investment Information. The Fund may invest in other investments that the Fund believes will help it track its Index, including cash and cash equivalents, as well as in shares of other investment companies (including affiliated investment companies), forward contracts, futures contracts, options on futures contracts, options and swaps.

The Fund may lend its portfolio securities in an amount not to exceed one third (33 1/3%) of the value of its total assets via a securities lending program through its securities lending agent, The Bank of New York Mellon Corporation, to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. A securities lending program allows the Fund to receive a portion of the income generated by lending its securities and investing the respective collateral. The Fund will receive collateral for each loaned security which is at least equal to the market value of that security, marked to market each trading day. In the securities lending program, the borrower generally has the right to vote the loaned securities, however the Fund may call loans to vote proxies if a material issue affecting the Fund’s economic interest in the investment is to be voted upon. Security loans may be terminated at any time by the Fund.

Additional Principal Risk Information About the Fund

This section provides additional information regarding the principal risks described under “Principal Risks of Investing in the Fund” in the Fund Summary. Each of the factors below could have a negative impact on Fund performance and trading prices.

Cash Redemption Risk

When the Fund’s investment strategy requires it to redeem shares for cash or to otherwise include cash as part of its redemption proceeds, it may be required to sell or unwind portfolio investments in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind (i.e., distribute securities as payment of redemption proceeds). As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

6	WisdomTree Trust Prospectus

Counterparty and Issuer Credit Risk

The financial condition of an issuer of a debt security or other issuer may cause it to default or become unable to pay interest or principal due on the security. The Fund cannot collect interest and principal payments on a security if the issuer defaults. Recent events in the financial sector have resulted in increased concerns about credit risk and exposure. Well-known financial institutions have experienced significant liquidity and other problems and have defaulted on their debt. The degree of credit risk for a particular debt security or other issuer may be reflected in its credit rating. A credit rating is a measure of a bond issuer’s ability to make timely payments of interest and principal. Rating agencies (such as Moody’s Investors Service, Inc., Standard & Poor’s Corporation, or Fitch) assign letter designations typically ranging from AAA to A- (lower default risk) through CCC to C (higher default risk) or D (in default). A credit rating of BBB or higher generally is considered “investment grade.” Credit ratings are subjective, do not remove market risk, and represent the opinions of the rating agencies as to the quality of the securities they rate. Credit ratings can change quickly and may not accurately reflect the risk of an issuer. Generally, investment risk and price volatility increase as the credit rating of a security declines. The value of an investment in the Fund may change quickly and without warning in response to issuer defaults and changes in the credit ratings of the Fund’s portfolio investments.

The Fund intends to engage in investment transactions or enter into derivative or other contracts with third parties (i.e., “counterparties”). For example, the Fund intends to enter into forward currency contracts and swap transactions. The Fund bears the risk that the counterparty to such contracts may default on its obligations or otherwise fail to honor its obligations. If a counterparty defaults on its payment obligations the Fund will lose money and the value of an investment in Fund shares may decrease. In addition, the Fund may engage in such investment transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Listed futures contracts can be traded on futures exchanges without material counterparty credit. After a trade is cleared, the exchange is the ultimate counterparty for all contracts, so the counterparty risk on a listed futures contract ultimately is the creditworthiness of the exchange’s clearing corporation.

Currency Exchange Rate Risk

Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investments and the value of your Fund shares. Because the Fund’s NAV is determined on the basis of U.S. dollars, the U.S. dollar value of your investment in the Fund may go down if the value of the local currency of the non-U.S. markets in which the Fund invests depreciates against the U.S. dollar. This is true even if the local currency value of securities in the Fund’s holdings goes up. Conversely, the dollar value of your investment in the Fund may go up if the value of the local currency appreciates against the U.S. dollar.

The value of the U.S. dollar measured against other currencies is influenced by a variety of factors. These factors include: national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, and global energy prices. Political instability, the possibility of government intervention and restrictive or opaque business and investment policies may also reduce the value of a country’s currency. Government monetary policies and the buying or selling of currency by a country’s government may also influence exchange rates. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning, and you may lose money.

The Fund also employs various strategies to partially offset the impact of changes in the value of the Japanese yen against the U.S. dollar and these strategies may not be successful.

Derivatives Risk

Derivatives are financial instruments that derive their performance from an underlying reference asset, such as a commodity, index, interest rate or currency exchange rate. Derivatives include forward currency contracts, futures contracts, currency swaps, interest rate swaps, total return swaps and credit linked notes. A forward currency contract is an agreement to buy or sell a specific currency at a future date at a price set at the time of the contract. A non-deliverable forward currency contract is a contract where there is no physical settlement of two currencies at maturity. Rather, based on the movement of the currencies, a net cash settlement will be made by one party to the other. The risks of forward currency contracts include but are not limited to the risk that the counterparty will default on its obligations. A futures contract may generally be described as an agreement for the future sale by one party and the purchase by another of a specified security or instrument at a specified price and time. A currency futures contract is a contract to exchange one currency for another at a specified date in the future at an agreed upon exchange rate. The risks of futures contracts and short exposure through futures contracts include but are not limited to: (1) the success of the adviser’s and sub-adviser’s ability to predict movements in the prices of individual currencies or securities, fluctuations in markets and movements in interest rates; (2) an imperfect or no correlation between the changes in market value of the currencies or securities and the

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prices of futures contracts; and (3) no guarantee that an active market will exist for the contracts at any particular time. A currency swap is an agreement between two parties to exchange one currency for another at a future rate. An interest rate swap typically involves the exchange of a floating interest rate payment for a fixed interest payment. A total return swap is an agreement between two parties in which one party agrees to make payments of the total return of a reference asset in return for payments equal to a rate of interest on another reference asset. The risks of swaps include but are not limited to the potential to increase or decrease the overall volatility of the Fund’s investments and its share price. A credit linked note is a type of structured note whose value is linked to an underlying reference asset or entity. Credit linked notes typically provide periodic payments of interest as well as payment of principal upon maturity. The risks of credit linked notes include but are not limited to default by the issuer and the underlying reference asset or entity. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as market risk and issuer-specific risk. They also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, or that the counterparty to a derivative contract might default on its obligations. Derivatives can be volatile and may be less liquid than other securities. As a result, the value of an investment in the Fund may change quickly and without warning, and you may lose money. In addition, the Fund’s anticipated short exposure through derivative instruments may lead to less correlation with the Index.

Foreign Securities Risk

Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Investments in non-U.S. securities may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. With respect to certain countries, there is the possibility of government intervention and expropriation or nationalization of assets. Because legal systems differ, there is also the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, Fund shares may trade on days when foreign exchanges are close. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

Geographic Concentration in Japan

The Fund invests a portion of its assets in short positions in Japanese fixed-income securities and is more likely to be impacted by events or conditions affecting Japan. For example, political and economic conditions and changes in regulatory, tax, or economic policy in Japan could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance. Currency developments or restrictions, political and social instability, and changing economic conditions may result in significant market volatility. Further, economic growth in Japan is heavily dependent on international trade, government support, and consistent government policy. Slowdowns in the economies of key trading partners such as the United States, China and countries in Southeast Asia could have a negative impact on the Japanese economy as a whole.

Interest Rate Risk

Interest rate risk with respect to the Fund is the risk that short exposure to fixed income securities will decline in value because of decreases in interest rates in Japan. Due to the Fund’s short exposure to JGBs, this risk is different for the Fund than for many other fixed income funds, since generally, as interest rates decline, the value of fixed income securities is likely to increase. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities tend to be more sensitive to changes in interest rates and thus subject to greater volatility than securities with shorter maturities. The “average portfolio maturity” of the Fund is the average of all the current maturities of the individual securities in the Fund’s portfolio. Average portfolio maturity is important to investors as an indication of the Fund’s sensitivity to changes in interest rates. Funds with longer portfolio maturities generally are subject to greater interest rate risk.

Investment Risk

As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Investment Style Risk

The Fund invests in the securities included in, or representative of, its Index regardless of their investment merit. The Fund does not attempt to outperform its Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to its Index. The returns from the types of securities in which the Fund invests may underperform returns from the various general securities markets or different asset classes. This may cause the Fund to underperform other investment vehicles that invest in different asset classes. Different types of securities (for example, large-, mid- and small-capitalization stocks) tend to go through cycles of doing better – or worse – than the general securities markets. In the past, these periods have lasted for as long as several years.

Issuer-Specific Risk

Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security’s or instrument’s value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Issuer-specific events can have a negative impact on the value of the Fund.

Market Risk

The trading prices of fixed income securities, currencies, equity securities, commodities, and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

Non-Correlation Risk

As with all index funds, the performance of the Fund and its Index may vary somewhat for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs, while also managing cash flows and potential operational inefficiencies, not incurred by its Index. In addition, the Fund may not be fully invested in the securities of its Index at all times or may hold securities not included in its Index. For example, it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund. The use of sampling techniques may affect the Fund’s ability to achieve close correlation with its Index. The Fund uses a representative sampling strategy and generally can be expected to have a greater non-correlation risk and this risk may be heightened during times of market volatility or other unusual market conditions.

Non-Diversification Risk

Although the Fund intends to invest in a variety of securities and instruments, the Fund will be considered to be non-diversified. This means that the Fund may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Shares of the Fund May Trade at Prices Other Than NAV

As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price and the NAV vary significantly, including due to supply and demand of the Fund’s shares and/or during periods of market volatility. Thus, you may pay more (or less) than NAV when you buy shares of the Fund in the secondary market, and you may receive more (or less) than NAV when you sell those shares in the secondary market. If an investor purchases Fund shares at a time when the market price is at a premium to the NAV of the Fund’s shares or sells at a time when the market price is at a discount to the NAV of the Fund’s shares, an investor may sustain losses.

Short Sales Risk

The Fund will engage in “short sale” transactions. A short sale involves the sale by the Fund of an instrument or security that it does not own with the hope of purchasing the same security at a later date at a lower price. Short sales are designed to profit from a decline in the price of a security or instrument. The Fund will lose value if the security or instrument that is the subject of a short sale increases in value. This is the opposite of traditional “long” investments where the value of the Fund increases as the value of a portfolio security or instrument increases. The Fund may enter into short positions in JGBs as well as short derivative positions through futures contracts on JGBs. If the price of the security or derivative that is the subject of a short sale increases, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to a third party in connection with the short sale. The risk of loss on a shorted position is

WisdomTree Trust Prospectus	9

potentially unlimited unlike the risk of loss on a long position, which is limited to the amount paid for the investment plus transaction costs. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund. Further, in times of unusual or adverse economic, market or political conditions, neither the Index nor the Fund may be able to fully or partially implement its short selling strategy.

Sovereign Debt Risk

The Fund’s investments in sovereign debt, which includes securities issued or guaranteed by a foreign sovereign government, present risks not associated with investments in other types of bonds. The issuer of the sovereign debt that controls the repayment of the debt may be unable or unwilling to repay principal or interest payments when due, and the Fund may have limited recourse against the issuing government or agency in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund’s NAV, may be more volatile than prices of U.S. bonds. In the past, governments of certain emerging market countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest, refused to honor their payment obligations on their sovereign debt, and restructured their indebtedness. The restructuring of sovereign debt may involve obtaining additional credit to finance outstanding obligations and the reduction or rescheduling of payments of interest and principal. As a holder of such sovereign debt, the Fund may be asked to participate in the restructuring of such sovereign indebtedness. There can be no assurance that such restructurings will result in the full repayment of the issuer’s sovereign debt.

Subsidiary Investment Risk. The WisdomTree Subsidiary is not registered under the Investment Company Act of 1940 (“1940 Act”) and is not subject to all of the investor protections of the 1940 Act. Thus, the Fund, as an investor in the WisdomTree Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the WisdomTree Subsidiary are organized, respectively, could result in the inability of the Fund and/or the WisdomTree Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

Additional Non-Principal Risk Information

Trading. Although the Fund’s shares are listed for trading on NASDAQ (the “Listing Exchange”) and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Listing Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares may be halted due to market conditions or for reasons that, in the view of the Listing Exchange, make trading in shares inadvisable. In addition, trading in shares on the Listing Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Listing Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged or that Fund shares will trade with any volume, or at all, on any stock exchange.

Costs of Buying or Selling Shares. Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy shares (the “bid” price) and the price at which an investor is willing to sell shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for shares based on trading volume and market liquidity, and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Fund shares, including bid/ask spreads, frequent trading of Fund shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

Securities Lending. Although the Fund is indemnified by the Fund’s lending agent for losses incurred in connection with a borrower’s default with respect to a loan, the Fund bears the risk of loss of investing cash collateral and may be required to make payments to a borrower upon return of loaned securities if invested collateral has declined in value. Furthermore, because of the risks in delay of recovery, the Fund may lose the opportunity to sell the securities at a desirable price, and the Fund will generally not have the right to vote securities while they are being loaned. These events could also trigger negative tax consequences for the Fund.

10	WisdomTree Trust Prospectus

Portfolio Holdings Information

Information about the Fund’s daily portfolio holdings is available at www.wisdomtree.com. In addition, the Fund will disclose its complete portfolio holdings as of the end of its fiscal year (August 31) and its second fiscal quarter (February 28) in its reports to shareholders. The Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters (November 30 and May 31, respectively) with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find the SEC filings on the SEC’s website, www.sec.gov. A summarized description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

WisdomTree Trust Prospectus	11

Management

Investment Adviser

As investment adviser, WisdomTree Asset Management has overall responsibility for the general management and administration of WisdomTree Trust (the “Trust”) and each of its separate investment portfolios called “Funds.” WisdomTree Asset Management is a registered investment adviser with offices located at 380 Madison Avenue, 21st Floor, New York, New York 10017 and is a leader in ETF management. As of November 30, 2013, WisdomTree Asset Management had assets under management totaling approximately $34 billion. WisdomTree Investments* is the parent company of WisdomTree Asset Management. WisdomTree Asset Management provides an investment program for the Fund. WisdomTree Asset Management also arranges for sub-advisory, transfer agency, custody, fund administration, securities lending, and all other non-distribution related services necessary for the Fund to operate. For its services, WisdomTree Asset Management expects to receive fees from the Fund, based on a percentage of the Fund’s average daily net assets, as shown in the following table:

Name of Fund	Management Fee
WisdomTree Japan Interest Rate Strategy Fund	0.50%

Under the Investment Advisory Agreement for the Fund, WisdomTree Asset Management has agreed to pay generally all expenses of the Fund, subject to certain exceptions. For a detailed description of the Investment Advisory Agreement for the Fund, please see the “Management of the Trust” section of the SAI. Pursuant to a separate contractual arrangement, WisdomTree Asset Management arranges for the provision of chief compliance officer (“CCO”) services with respect to the Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees. WisdomTree Asset Management receives a fee of up to 0.0044% of the Fund’s average daily net assets for providing such services and paying such expenses. WisdomTree Asset Management provides CCO services to the Trust.

The basis for the Board of Trustees’ approval of the Fund’s Investment Advisory Agreement will be available in the Trust’s Semi-Annual Report to Shareholders for the period ended February 28, 2014.

WisdomTree Asset Management is also responsible for the general management and administration of the WisdomTree Subsidiary’s investment program pursuant to a separate investment advisory agreement between the Adviser and the WisdomTree Subsidiary. Under the advisory agreement, the Adviser provides the WisdomTree Subsidiary with the same type of management, for the same fee and under essentially the same terms, as is provided to the Fund. The WisdomTree Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and accounting services with the same service providers that provide those services to the Fund.

Sub-Advisers

The sub-advisers to the Fund are Western Asset Management Company (“Western Asset Management”), Western Asset Management Company Limited (“Western Asset London”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”) and Western Asset Management Company Ltd. in Japan (“Western Asset Japan”) (collectively, “Western Asset”), each of which is a wholly-owned subsidiary of Legg Mason, Inc. Established in 1971, Western Asset Management has offices located at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018 and acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Founded in 1984, Western Asset London has offices located at 10 Exchange Place, Primrose Street, London EC2A 2EN, England. Western Asset Singapore was founded in 2000 and has offices located at 1 George Street #23-01, Singapore 049145. Western Asset Japan was founded in 1991 and has offices at 36F Shin-Marunouchi Building, 5-1 Marunouchi 1-Chome Chiyoda-Ku, Tokyo 100-6536, Japan.

Western Asset London, Western Asset Japan and Western Asset Singapore provide certain sub-advisory services that relate to currency transactions and investments in non-U.S. dollar-denominated securities and related foreign currency instruments (e.g., Western Asset Japan generally manages Japanese fixed-income mandates). Each Western Asset office provides services relating to relevant portions of the Fund as appropriate. As of September 30, 2013, the total assets under management of Western Asset and its supervised affiliates, including Western Asset Management, Western Asset London, Western Singapore and Western Japan, were approximately $442.7 billion.

*	“WisdomTree” is a registered mark of WisdomTree Investments and has been licensed for use by the Trust. WisdomTree Investments has patent applications pending on the methodology and operation of its Indexes and the Funds.

12	WisdomTree Trust Prospectus

Western Asset also serves as sub-adviser to the WisdomTree Subsidiary and is responsible for its day-to-day management. Western Asset also chooses the WisdomTree Subsidiary’s portfolio investments and places orders to buy and sell the WisdomTree Subsidiary’s portfolio investments.

The basis for the Board of Trustees’ approval of the investment Sub-Advisory Agreement will be available in the Trust’s Semi-Annual Report to Shareholders for the period ended February 28, 2014.

WisdomTree Asset Management, as the investment adviser for the Fund, may hire one or more sub-advisers to oversee the day-to-day activities of the Fund. The sub-advisers are subject to oversight by WisdomTree Asset Management. WisdomTree Asset Management and the Trust have received an exemptive order from the SEC that permits WisdomTree Asset Management, with the approval of the Independent Trustees of the Trust, to retain unaffiliated investment sub-advisers for the Fund without submitting the sub-advisory agreement to a vote of the Fund’s shareholders. The Trust will notify shareholders in the event of any change in the identity of such sub-adviser or sub-advisers. WisdomTree Asset Management has ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee each sub-adviser and recommend their hiring, termination and replacement. WisdomTree Asset Management is not required to disclose fees paid to any sub-adviser retained pursuant to the order.

Portfolio Managers

Kazuto Doi currently serves as the head of the investment management team in Japan at Western Asset. In his current capacity, Mr. Doi heads up teams of investment professionals managing Japanese fixed-income, global fixed-income, and active currency strategies out of the Tokyo office. Mr. Doi joined Western Asset in 2005 as a result of the acquisition of Citigroup Asset Management (CAM) by Legg Mason. Mr. Doi has a bachelor of arts in economics from Kyoto University, and a master of science in finance from Boston College. He is also a chartered member of the Security Analysts Association of Japan.

S. Kenneth Leech is Co-Chief Investment Officer of Western Asset. As Co-CIO, Mr. Leech leads Western Asset’s investment efforts and is responsible for the development and the coordination of firmwide investment strategies. Mr. Leech has been employed by Western Asset for 23 years and served as CIO from 1998 through August 2008. He attended the University of Pennsylvania’s Wharton School where he obtained three degrees. Mr. Leech’s 36-year money-management career has emphasized fixed-income strategy and interest rate analysis. It is anticipated that Mr. Leech will assume the responsibility as sole CIO effective on or about March 31, 2014.

Stephen A. Walsh is Co-Chief Investment Officer of Western Asset. As Co-CIO, Mr. Walsh leads Western Asset’s investment efforts and is responsible for the development and the coordination of firmwide investment strategies. Mr. Walsh has been employed by Western Asset for 22 years where he also served as CIO and Deputy CIO. He received his B.S. from the University of Colorado at Boulder. Mr. Walsh has 32 years of investment experience. It is anticipated that Mr. Walsh will step down as a member of the Fund’s portfolio management team effective on or about March 31, 2014 due to his retirement.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of shares in the Fund.

Additional Information on Buying and Selling Fund Shares

Most investors will buy and sell shares of the Fund through brokers. Shares of the Fund trade on the Listing Exchange and elsewhere during the trading day and can be bought and sold throughout the trading day like other shares of publicly traded securities. When buying or selling shares through a broker, most investors will incur customary brokerage commissions and charges. Shares of the Fund trade under the trading symbol listed on the cover of this Prospectus.

Share Trading Prices

Transactions in Fund shares will be priced at NAV only if you are an institutional investor (e.g., broker-dealer) that has signed an agreement with the Distributor (as defined below) and you thereafter purchase or redeem shares directly from the Fund in Creation Units. As with other types of securities, the trading prices of shares in the secondary market can be affected by market forces such as supply and demand, economic conditions and other factors. The price you pay or receive when you buy or sell your shares in the secondary market may be more or less than the NAV of such shares.

The approximate value of shares of the Fund is disseminated every 15 seconds throughout the trading day by the Listing Exchange or by other information providers. This approximate value should not be viewed as a “real-time” update of the Fund’s NAV, because the approximate value may not be calculated in the same manner as the NAV, which is computed once per day. The approximate value generally is determined by using current market quotations, price quotations obtained from broker-dealers that may trade in the portfolio securities and instruments held by the Fund, and/or amortized cost for securities with remaining maturities of 60 days or less. The Fund, the adviser and their affiliates are not involved in, or responsible for, the calculation or dissemination of the approximate value and makes no warranty as to its accuracy.

WisdomTree Trust Prospectus	13

Determination of Net Asset Value

The NAV of the Fund’s shares is calculated each day the national securities exchanges are open for trading as of the close of regular trading on the Listing Exchange, generally 4:00 p.m. New York time (the “NAV Calculation Time”). NAV per share is calculated by dividing the Fund’s net assets by the number of Fund shares outstanding.

In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. Debt obligations with maturities of 60 days or less are valued at amortized cost.

Fair value pricing is used by the Fund when reliable market valuations are not readily available or are not deemed to reflect current market values. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event occurring after the close of the market in which a security trades but before the Fund’s next NAV Calculation Time that may materially affect the value of the Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Dividends and Distributions

The Fund intends to pay out dividends, if any, on an annual basis. The Fund intends to distribute its net realized capital gains, if any, to investors annually. The Fund occasionally may be required to make supplemental distributions at some other time during the year. Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

Book Entry

Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares of the Fund. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book-entry or “street name” form. Your broker will provide you with account statements, confirmations of your purchases and sales, and tax information.

Delivery of Shareholder Documents – Householding

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

Frequent Purchases and Redemptions of Fund Shares

The Fund has adopted policies and procedures with respect to frequent purchases and redemptions of Creation Units of Fund shares. Since the Fund is an ETF, only a few institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund. Because purchase and redemption transactions with Authorized Participants are an essential part of the ETF process and may help keep ETF trading prices in line with NAV, the Fund accommodates frequent purchases and redemptions by Authorized Participants. Frequent purchases and redemptions for cash may increase index tracking error and portfolio transaction costs and may lead to the realization of capital gains. Frequent in-kind creations and redemptions generally do not give rise to these concerns. The Fund reserves the right to reject any purchase order at any time. The Fund reserves the right to impose restrictions on disruptive, excessive, or short-term trading.

14	WisdomTree Trust Prospectus

Investments by Registered Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including shares of the Fund. Registered investment companies are not currently permitted to invest in the Fund beyond the limits set forth in section 12(d)(1).

Additional Tax Information

The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Fund shares, including the possible application of foreign, state, and local tax laws.

The Fund intends to qualify each year for treatment as a regulated investment company. If it meets certain minimum distribution requirements, a regulated investment company is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

■	The Fund makes distributions;

■	You sell Fund shares; and

■	You purchase or redeem Creation Units (institutional investors only).

Taxes on Distributions

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Fund shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. For noncorporate shareholders, long-term capital gains are generally subject to tax at reduced rates. Distributions of short-term capital gain will be taxable as ordinary income.

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid for your shares).

Dividends and distributions from the Fund and capital gain on the sale of Fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

Unlike many ETFs, the redemption of Creation Units of the Fund generally incorporates a payment of cash by the Fund in addition to, or in place of, the delivery of a basket of securities. To meet this requirement, the Fund and/or the WisdomTree Subsidiary may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient than if the in-kind redemption process was used.

Distributions (other than Capital Gain Dividends) paid to individual shareholders that are neither citizens nor residents of the U.S. or to foreign entities will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. However, for taxable years beginning before January 1, 2014, distributions reported by the Fund as either “interest-related dividends” or “short-term capital gain dividends” and paid to a foreign shareholder will be eligible for an exemption from this withholding tax.

The Fund (or financial intermediaries, such as brokers, through which shareholders own Fund shares) generally is required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and the sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.

WisdomTree Trust Prospectus	15

Taxes When Fund Shares Are Sold

Any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on a sale of shares held for six months or less is treated as long-term capital loss to the extent that Capital Gain Dividends were paid with respect to such shares. The ability to deduct capital losses may be limited depending on your circumstances.

Taxes on Creation and Redemption of Creation Units

An Authorized Participant having the U.S. dollar as its functional currency for U.S. federal tax purposes that exchanges securities for Creation Units generally will recognize a gain or loss equal to the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the exchanger’s aggregate basis in the securities surrendered and any amount of cash paid for such Creation Units. A person who redeems Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate U.S. dollar market value of the securities plus the amount of any cash received for such Creation Units. The Internal Revenue Service, however, may assert that a loss that is realized by an Authorized Participant upon an exchange of securities for Creation Units cannot be currently deducted under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Gain or loss recognized by an Authorized Participant upon an issuance of Creation Units in exchange for non-U.S. currency will generally be treated as ordinary income or loss. Gain or loss recognized by an Authorized Participant upon an issuance of Creation Units in exchange for securities, or upon a redemption of Creation Units, may be capital or ordinary gain or loss depending on the circumstances. Any capital gain or loss realized upon an issuance of Creation Units in exchange for securities will generally be treated as long-term capital gain or loss if the securities have been held for more than one year. Any capital gain or loss realized upon the redemption of a Creation Unit will generally be treated as long-term capital gain or loss if the Fund shares comprising the Creation Unit have been held for more than one year. Otherwise, such capital gains or losses are treated as short-term capital gains or losses.

A person subject to U.S. federal income tax who receives non-U.S. currency upon a redemption of Creation Units and does not immediately convert the non-U.S. currency into U.S. dollars may, upon a later conversion of the non-U.S. currency into U.S. dollars, recognize as ordinary gains or losses any gains or losses resulting from fluctuations in the value of the non-U.S. currency relative to the U.S. dollar since the date of the redemption.

Persons exchanging securities or non-U.S. currency for Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction. If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Fund shares you purchased or redeemed and at what price.

Foreign Investments by the Fund

Interest and other income received by the Fund or the WisdomTree Subsidiary with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Fund does not expect to be eligible to “pass through” foreign taxes to its shareholders.

Investment in the WisdomTree Subsidiary

One of the requirements for qualification as a regulated investment company (a “RIC”) under Subchapter M of the Code is that the Fund diversify its holdings so that, at the end of each quarter of its taxable year, not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than those of the U.S. government or other RICs) of any one issuer or two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses or (2) the securities of one or more qualified publicly traded partnerships. It is not clear whether the Fund could satisfy this requirement if it directly entered into investments generating short exposure to JGBs in amounts calculated to track the performance of the Index. As a result, some or all of the Fund’s investments generating short exposure to JGBs will be held through the WisdomTree Subsidiary, and the Fund intends to limit its investment in the WisdomTree Subsidiary to no more than 25% of the value of its total assets at the end of each quarter of its taxable year.

If the IRS were to determine, notwithstanding the use of the WisdomTree Subsidiary, that the Fund had not met the diversification requirements under Subchapter M of the Code, and if such assertion were upheld, the Fund might cease to qualify as a RIC or could be required to reduce its exposure to JGBs, which in turn could result in difficulty in implementing the Fund’s investment strategy. If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. If the Fund were to fail to qualify as a RIC in any year, it would be required to pay out its

16	WisdomTree Trust Prospectus

earnings and profits accumulated in that year in order to qualify again as a RIC. Under certain circumstances, the Fund may be able to cure a failure to qualify as a RIC, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a RIC in a subsequent year. A failure to qualify as a RIC could cause investors to incur higher tax liabilities than they otherwise would have incurred and could have a negative impact on Fund returns. In such event, the Fund’s Board of Trustees may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the WisdomTree Subsidiary are organized, respectively, could result in the inability of the Fund and/or the WisdomTree Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the WisdomTree Subsidiary. If Cayman Islands law changes such that the WisdomTree Subsidiary must pay Cayman Islands governmental authority taxes, the Fund’s shareholders would likely suffer decreased investment returns. There remains a risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

Distribution

ALPS Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor’s principal address is 1290 Broadway, Suite 1100, Denver, Colorado 80203. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund.

Premium/Discount and NAV Information

Information regarding the Fund’s NAV and how often shares of the Fund traded on the Listing Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past calendar year and most recent calendar quarter will be able to be found at www.wisdomtree.com when it becomes available.

Additional Notices

Shares of the Fund are not sponsored, endorsed, or promoted by the Listing Exchange. The Listing Exchange makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Index or the ability of the Index identified herein to track stock market performance. The Listing Exchange is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Index, nor in the determination of the timing of, prices of, or quantities of the shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. The Listing Exchange has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing, or trading of the shares of the Fund.

The Listing Exchange does not guarantee the accuracy and/or the completeness of the Index or the data included therein. The Listing Exchange makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund, owners of the shares, or any other person or entity from the use of the Index or the data included therein. The Listing Exchange makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Index or the data included therein. Without limiting any of the foregoing, in no event shall the Listing Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

WisdomTree Investments, WisdomTree Asset Management and the Fund make no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track general stock market performance. WisdomTree Investments is the licensor of certain trademarks, service marks and trade names of the Fund. WisdomTree Investments has no obligation to take the needs of the Fund or the owners of shares of the Fund into consideration in determining, composing, or calculating the Index. WisdomTree Investments is not responsible for, and has not participated in, the determination of the timing of, prices of, or quantities of shares of the Fund to be issued or in the determination or calculation of the equation by which the shares of the Fund are redeemable. The Fund, WisdomTree Investments and WisdomTree Asset Management do not guarantee the accuracy, completeness, or performance of the Index or the data included therein and shall have no liability in connection with the Index or Index calculation.

WisdomTree Trust Prospectus	17

The Index is being calculated by Bloomberg Finance L.P. or one or more of its affiliates (collectively, “Bloomberg”). Bloomberg is not affiliated with WisdomTree Asset Management and does not approve, endorse, review, or recommend the Fund. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to the Index. Bloomberg makes no warranty, express or implied, as to the Fund or the Index or any data or values relating thereto or results to be obtained therefrom, and expressly disclaims all warranties of merchantability and fitness for a particular purpose with respect thereto. To the maximum extent allowed by law, Bloomberg, its licensors, and its and their respective employees, contractors, agents, suppliers, and vendors shall have no liability or responsibility whatsoever for any injury or damages – whether direct, indirect, consequential, incidental, punitive, or otherwise – arising in connection with the Fund or the Index or any data or values relating thereto – whether arising from their negligence or otherwise.

Financial Highlights

Financial information for the Fund will be available after the Fund has completed a fiscal year of operations.

18	WisdomTree Trust Prospectus

WisdomTree Trust

380 Madison Avenue, 21st Floor

New York, NY 10017

The Trust’s current SAI provides additional detailed information about the Fund. The Trust has electronically filed the SAI with the SEC. It is incorporated by reference in this Prospectus.

Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance after the first fiscal year the Fund is in operation.

To make shareholder inquiries, for more detailed information on the Fund, or to request the SAI or annual or semi-annual shareholder reports (once available) free of charge, please:

Call:	1-866-909-9473 Monday through Friday 8:00 a.m. – 8:00 p.m. (Eastern time)	Write:	WisdomTree Trust c/o ALPS Distributors, Inc. 1290 Broadway, Suite 1100 Denver, Colorado 80203

Visit:	www.wisdomtree.com

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.

©2013 WisdomTree Trust

WisdomTree Funds are distributed by

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

WisdomTree® is a registered mark of WisdomTree Investments, Inc.

INVESTMENT COMPANY ACT FILE NO. 811-21864

WIS-PR-045-1213